UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549-1004

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report:

March 7, 2011

INSIGNIA SYSTEMS, INC.

(Exact name of registrant as specified in its chapter)

Minnesota

1-13471	41-1656308

(State or other jurisdiction of incorporation)

(Commission File Number)	(IRS Employer Identification No.)

8799 Brooklyn Blvd., Minneapolis, Minnesota	55445
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code   (763) 392-6200

_____________________________________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

On February 23, 2011, the Company announced that its Board had approved payment to the shareholders of a special dividend of $2.00 per share, to shareholders of record on April 1, 2011, with the payment date expected to be May 2, 2011.  The Company is now able to confirm that the payment date will be May 2, 2011.  Since this special dividend exceeds 25% of the Company’s stock price, in accordance with applicable NASDAQ rules, the ex-dividend date will be May 3, 2011, one day following the payment date.

Item 9.01.  Financial Statements and Exhibits.

(d)	Exhibits

99.1	Press Release dated March 7, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Insignia Systems, Inc.
(Registrant)

Date: March 7, 2011	By	/s/ Scott F. Drill
Scott F. Drill, President and Chief Executive Officer